Four Corners Property Trust NYSE: FCPT Net lease summit presentation

Forward Looking Statements and Disclaimers Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on the Company’s operations and future prospects or that could cause actual results to differ materially from the Company’s expectations are included in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 21, 2016. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refer to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website at www.fcpt.com.

Discussion topics Overview of FCPT Acquisition Methodology Restaurant Net Lease Market Update

FCPT Management Team William Lenehan President and CEO o: 415-965-8031 c: 415-264-1159 Gerald Morgan CFO Former Board member and Chair of the Finance and Real Estate Committee at Darden Restaurants, Inc. Private investor in net lease retail real estate Member of the Board of Directors of Macy’s, Inc. Former Board member and Chairman of the Investment Committee at Gramercy Property Trust, Inc. Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX Ten years at Farallon Capital Management B.A. from the Claremont McKenna College Former CFO of Amstar Advisers, served on Amstar’s Executive and Investment Committees Former Managing Director of Financial Strategy & Planning at Prologis, Inc. Former President and CFO of American Residential Communities Served as a Senior Officer with Archstone prior to the company’s sale Former consultant at Bain & Company B.S. in Mechanical Engineering and MBA from Stanford University James Brat General Counsel Former Partner in the real estate department at the law firm of Pircher, Nichols & Meeks in Los Angeles where he had practiced since 1998 B.A. from Macalester College Juris Doctorate from the UCLA School of Law

FCPT Acquisitions Team Patrick Wernig VP, Acquisitions pat@fcpt.com 415-965-8038 Joshua Zhang VP, Acquisitions josh@fcpt.com 415-965-8037 Former investment banker at JPMorgan Chase & Co in the Real Estate division Worked with Darden Restaurants on the creation and spin-off of Four Corners Property Trust B.A. and MBA from Georgetown University Former investment banker at Goldman, Sachs & Co in the Real Estate division B.A. in Economics from Harvard University

Company Overview Overview of fcpt

Overview of FCPT Four Corners Property Trust (“FCPT”) is an investment grade rated REIT primarily engaged in the ownership, acquisition, and leasing of restaurant properties 506 properties, diversified by geography and brand, 415 of which are leased to Darden under long-term triple-net leases 5 initial Darden restaurant brands: Olive Garden, LongHorn Steakhouse, Bahama Breeze, Seasons 52, Wildfish Seafood Grille 15 acquired brands to date: KFC, Bob Evans, Burger King, Arby’s, Pizza Hut, McAlister’s Deli, Hardee’s, Buffalo Wild Wings, Taco Bell, Wendy’s, Steak ‘n Shake, Dairy Queen, Denny’s, Fazoli’s, Zaxby’s Fully leased with no vacancies, unoccupied stores, or assets under development Portfolio tenants are principally investment grade (90%) with positive operating trends, fulsome public disclosure, and strong rent coverage (EBITDAR / rent of 4.1x) __________________________ Figures as of 6/30/2017. Rent Coverage as of 5/31/2017.

Overview of FCPT (Continued) Strategy to grow and diversify portfolio through acquisitions and sale leasebacks Low leverage and flexible unsecured capital structure to support diversification strategy Post-spin investment activity to date: Acquired 91 properties, across 15 restaurant concepts, for $162 million since inception with a weighted average cash capitalization rate of 6.7% Sold 3 properties for $30 million with a weighted average cash capitalization rate of 4.8% As of July 19, 2017, FCPT had an equity market capitalization of $1.5 billion and a total market capitalization of $2.1 billion __________________________ Figures as of 6/30/2017.

__________________________ Note: Map and figures updated as of 6/30/2017; Excludes six owned or ground leased properties that comprise the LongHorn San Antonio Business, which are operated by a taxable REIT subsidiary (“TRS”). 506 Properties 44 States 20 Brands 3.6mm sq ft national footprint with increasing brand diversification Portfolio at Inception Acquired Properties (298) (19)

Acquisition criteria Properties: Single-tenant restaurant properties net leased to credit-worthy tenants operating well-known brands Existing leases or new sale-leasebacks Minimum deal size of $1 million Geography: All 50 states and Canada, currently in 44 states Tenant: Corporate or strong franchisee tenants Primarily focusing on “Franchise Times: Top 200” tenants Term: At least 15 years for new leases Preferably over 5 years for existing leases Rent: <10% rent-to-sales with preference at 8% or below EBITDAR rent coverage target of at least 2.0x Annual Rent Escalation: No flat rent leases Lease Structure: Triple net leases preferred Summary Criteria

_ Note: Map and figures updated as of 7/19/2017 8propertie 2 States 3 Brands F C P T P R OP E R T I ES I N C H I C AGO METRO & GREATER MIDWEST 800 North 8th Street, Dundee, IL 701 N. Milwaukee Ave, Vernon Hills, IL 16601 Torrence Avenue, Lansing, IL 1650 Olmstead Drive, Portage, IN Eight locations in Greater Chicago 103 locations within 300 miles We invite all interested parties to visit one of our nearby properties Eight FCPT Properties located in Greater Chicago 4 Olive Gardens, 3 Pizza Huts, and 1 Longhorn Steakhouse Weighted average lease term of 14.9 years 1.2% of FCPT’s total rent 103 FCPT Properties within 300 miles of Chicago 54 Olive Gardens, 16 KFC’s, 10 Longhorn Steakhouses, 5 Bob Evan’s, 6 Pizza Huts, 3 Buffalo Wild Wings, 2 Steak ‘n Shakes, 2 Arby’s, 1 Bahama Breeze, 1 Burger King, 1 Wendy’s, 1 Taco Bell, 1 Fazoli’s Weighted average lease term of 13.8 years 16.2% of FCPT’s total rent

___________________________ EBITDA and leverage metric calculations based on current run-rate NOI including closed Q2 2017 transactions less Q1 2017 annualized G&A. Scheduled minimum contractual rent for the full year of 2017 for the portfolio as of 6/30/2017. Properties acquired in 2017 have rents annualized. Peer data as disclosed by company in latest investor presentation, supplemental, or transcript as of 7/17/2017. Summary capitalization and financials Leverage Relative to Net Lease Peers (3)

ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA


Olive Garden
LONGHORN
KFC

Acquisition Philosophy

- Acquire nationally recognized branded restaurants that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between **credit** and **real estate** metrics
- Acquisition decisions are informed by a property scorecard based on these metrics, but ultimately rely on human judgement

Credit Criteria (~50%):
- *Guarantor credit*
- *Brand durability*
- *Store performance*
- *Rent-to-sales*
- *Lease term*

Real Estate Criteria (~50%):
- *Location*
- *Re-use potential*
- *Lease structure*
- *Absolute rent*
- *Rent growth*



13 | FCPT | JULY 2017

FCPT

“Ted Williams described in his book, The Science of Hitting, that the most important thing, for a hitter, is to wait for the right pitch…and that's exactly the philosophy I have about investing...wait for the right pitch…and it will come…it's the key to investing.” – Warren Buffett Conceptual Underwriting Strike Zone Expensive Cheap Accretive Dilutive Distressed Trophy Strike Zone Valuation to Score Matrix FCPT Long Term WACC FCPT is disciplined in its underwriting, passing on properties with weak real estate, weak credit or aggressive pricing Valuation (Going in Cap Rate) Total Underwriting Score Figures as of 3/17/2017.

FCPT closed acquisitions Note: Figures updated as of 6/30/2017. 1. Tenant of the three Buffalo Wild Wings sold its operations in April 2017 to a larger operator of 64 Buffalo Wild Wings restaurants

FCPT closed DISPOSITIONS FCPT Closed 2016 / 2017 YTD Dispositions Note: Figures updated as of 6/30/2017. FCPT remains a net acquirer of real estate While the company receives many unsolicited offers to sell properties, only opportunistic and attractive cap rate offers are considered All proceeds from sales exchanged accretively into new investments via 1031 exchange

Current Public Net Lease REIT Trading Landscape Source: Company filings, Bank of Montreal, SNL Financial Note: Pricing as of 7/14/2017; ~45% of OLP’s NOI comes from retail properties.

Company Overview Restaurant Net lease market update

Vast addressable market within Restaurant industry subsectors The restaurant industry represents a significant piece of the US economy US retail sales were $4.7 trillion in 2015 Spending on food services comprised 13.3% of all retail, or $620 billion There are three subsectors within the industry Quick Service Restaurants (QSR) – low price point Fast Casual Restaurants – mid price point Casual Dining Restaurants – high price point Each subsector has established brand leaders, which have hundreds of locations across the country QSR ($205bn) Casual Dining ($165bn) Family Dining ($40bn) Fast Casual ($25bn) Fine Dining ($13bn) US Restaurant Industry Snapshot US GDP ($14.3 tr) Retail Sales ($4.4 tr) Food Services (>$450bn) Food Services ($625bn) ü ~ ü ü ü ü ü ü ü ü ü ü ü ~ Source: Census Bureau, Bureau of Economic Analysis, Wall Street Research; Data as of December 2015. Retail Sales $4.85T Net Exports -$0.5T US GDP – $17.9 Trillion Food Services (13.6% of Retail Sales, $620bn) Consumption $12.3T Investment $3.0T Government $3.3T Quick Service $255bn Casual Dining $176bn Fine Dining $19bn Non-Restaurant $128bn Hamburger $80bn Pizza $38bn Sand-wich $30bn Coffee $25bn Chicken $23bn Mex-ican $22bn Other $37bn Varied Menu $56bn Asian $22bn Steak $19bn Italian $18bn Mex-ican $13bn Sea-food $12bn Other $36bn FCPT Target $430bn Addressable Market ~ ~ Family / Buffet $41bn

Industry Benchmarking

Chain restaurant sales and traffic trends Source: NPD, Black Box Intelligence, Morgan Stanley Research

Thoughtful brand Selection aimed at protecting cash flow Average Unit Sales Volume ($000s) The restaurant industry represents a significant piece of the US economy US retail sales were $4.7 trillion in 2015 Spending on food services comprised 13.3% of all retail, or $620 billion There are three subsectors within the industry Quick Service Restaurants (QSR) – low price point Fast Casual Restaurants – mid price point Casual Dining Restaurants – high price point Each subsector has established brand leaders, which have hundreds of locations across the country FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy $10,400 Casual Dining Fast Casual Quick Service FCPT Prime Acquisition Target Range ___________________________ Source: Morgan Stanley Research.

Rapid Franchisee consolidation within Restaurant Industry Units Owned by the Top 200 Franchisees Average units per Top 200 Franchisees Source: Restaurant Finance Monitor (June 2017). +7.1% CAGR +6.4% CAGR The franchisee industry is highly fragmented, but undergoing consolidation and growth by top players, presenting new partnership opportunities for FCPT

Food inflation Source: BLS, Morgan Stanley Research Eating out has become more expensive as Food Away From Home (FAFH) costs are rising more rapidly than Food At Home (FAH) costs

E-Commerce Disrupting Method of Buying Goods Sources: U.S. Census Bureau, BI intelligence estimates, Goldman Sachs, Cushman & Wakefield research and U.S. Department of Commerce Digital’s Share of U.S. Retail Sales by Type of Retailer Relative to other retail sectors, the food & beverage industry has been least impacted by e-commerce, with e-commerce comprising less than ~2% of total sales vs. over ~20% for apparel and over ~50% for electronics

NET LEASES: WHERE DO THEY FIT?


Olive Garden
LONGHORN
KFC

	Fungible Real Estate	Net Lease	Secured Bonds	Unsecured Bonds
Return Considerations:	• Market Rents • Leasing / Occupancy • Operating Expenses • Capital Expenditures • Management Costs • Many Other Variables	• Initial Investment Yield • Renewal Probability • Rent Growth	• Interest Rate • Repayment Timing • Prepayment Calculation	• Interest Rate • Repayment Timing • Prepayment Calculation
Return Variability:	High	Medium	Very Low	Medium
Security:	Fee Title	Fee Title / Lease	Hard Assets	Value After Secured Asset Value
Importance of Contract:	Medium	Very High	Modest and Standardized	Modest and Standardized
Recovery Upon Default:	High	Moderate ~50%	Moderate ~40%	Low ~27%
Term:	Variable (Nightly for hotels; annual for multi-family; 5-10 years for office and retail)	Initially 20 years, Variable on Secondary Market	Variable; from 1 to 30+ years	Variable; from 1 to 30+ years

Sources: Barclays and Moody's

26 | FCPT | JULY 2017

FCPT

Valuation backdrop Source: The Boulder Group Cap rates have fallen, along with interest rates and bond yields, to historic lows but have recently seen a slight uptick

Drive-thru considerations "The number one reason for excess property in our system is lack of drive-thru at the location.  When we relocate, we sell, sublease, or terminate the lease early on the old location." -CDO, National QSR Chain While parking has always been critical to a restaurant’s success, over the past few decades, drive-thrus have become increasingly crucial

Brands recognize the economics of drive-thrus "Drive-thrus create incremental revenues and profits compared to traditional stores and represent a fast-growing and highly profitable format for Starbucks, comprising just over one-third of our U.S. company-operated stores but contributing nearly 45% of our U.S. retail profit.” -Howard Schultz, CEO of Starbucks Source: QSR Magazine

The impact of rent setting: assumptions and credit metrics Below is an illustrative income statement of a QSR set at 8% rent to sales 1) Represents the $ amount of EBITDAR that could be lost before falling below the stated coverage threshold.

The impact of rent setting: Credit cushion Where rents are set impacts the decrease in EBITDAR a property could sustain before dropping below breakeven (1.00x coverage) ___________________________ 1) Represents the $ amount of EBITDAR that could be lost (gained) before falling below (reaching) the stated coverage threshold.

The impact of rent setting: Rents and replacement cost High rents provide less incentive for tenants to renew

The Impact of rent setting: Rent escalations Further, contractual rent escalations must also be set prudently While higher rent escalations can provide a higher return on investment over the life of the lease, the initial rent coverage will dissipate if sales growth is outpaced by increasing rent obligations and other expenses The sensitivity table below demonstrates how rent coverage of an illustrative quick service restaurant with initial EBITDAR / Rent coverage of 2.50x would change by year 10 of the lease under various sales and rent growth assumptions ___________________________ Note: Operating costs are assumed to be fixed or variable as laid out in the illustrative restaurant P&L table earlier in this presentation. Variable costs are grown or reduced based on change in sales. Fixed costs are grown at an annual rate of 1.5%.

Four Corners Property Trust NYSE: FCPT Net lease summit presentation